UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2016

CYTORI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Callan Road, San Diego, California 92121
(Address of principal executive offices, with zip code)

(858) 458-0900
(Registrant's telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm
On July 12, 2016, Cytori Therapeutics, Inc. (the "Company") notified KPMG, LLP ("KPMG") of its dismissal as the Company's independent registered public accounting firm effective as of that date. The decision to change independent registered public accounting firms was recommended by the audit committee ("Audit Committee") of the Board of Directors of the Company (the "Board") and was approved by the Board.
The audit reports of KPMG on the financial statements of the Company as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports contained a separate paragraph stating that the Company's recurring losses from operations and liquidity position raises substantial doubt about its ability to continue as a going concern.
During the two fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through July 12, 2016, the date of KPMG's dismissal, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with its opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
KPMG's letter to the U.S. Securities and Exchange Commission stating its agreement with the statements in these paragraphs is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Engagement of New Independent Registered Public Accounting Firm

On July 12, 2016, the Company selected BDO USA, LLP ("BDO") as its new independent registered public accounting firm, subject to completion of its standard client acceptance procedures. The decision to engage BDO as the Company's independent registered public accounting firm was recommended by the Audit Committee and approved by the Board. During the years ended December 31, 2015 and 2014, and through July 12, 2016, the date of the Company's decision to engage BDO, the Company did not consult with BDO regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 901. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.		Description
16.1	—	Letter from KPMG, LLP, dated July 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: July 14, 2016	By: /s/ Tiago Girao
Tiago Girao
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
16.1	Letter from KPMG, LLP, dated July 14, 2016